<PAGE 1>
                                                 EXHIBIT 10.3

                                    Service Agreement No. 38036
                                    Control No. 930905-082

                        SST SERVICE AGREEMENT


           THIS AGREEMENT, made and entered into this 1st day of November, 1993, by and between COLUMBIA GAS TRANSMISSION CORPORATION ("Seller") and NATIONAL FUEL GAS DISTRIBUTION CORP. ("Buyer").

           WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

           Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive service in accordance with the provisions of the effective SST Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission's regulations. Buyer warrants that service hereunder is being provided on behalf of Buyer.

           Section 2. Term. Service under this Agreement shall commence as of November 1, 1993, and shall continue in full force and effect until October 31, 2004, and from year-to-year thereafter unless terminated by either party upon six (6) months' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

           Section 3. Rates. Buyer shall pay Seller the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

           Section 4.  Notices.  Notices to Seller under this
Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Director,
Transportation and Exchange and notices to Buyer shall be addressed to it at 10 Lafayette Square, Buffalo, NY 14203, Attention: Michael E. Novak, until changed by either party by written notice.


<PAGE 2>
                                    Service Agreement No. 38036
                                    Control No. 930905-082

                    SST SERVICE AGREEMENT (Cont'd)


           Section 5. Prior Service Agreements. This Agreement is being entered into by the parties hereto pursuant to the Commission's Order No. 636 and its orders dated July 14, 1993 and September 29, 1993, with respect to Seller's Order No. 636 compliance filing and relates to the following existing Service Agreements:

           FSS Service Agreement No. 34629 for National Fuel Gas Supply Corp., predecessor in interest to National Fuel Gas Distribution Corp., effective November 1, 1989, as it may have been amended, providing for storage and transportation service under the FSS Rate Schedule.

           CDS Service Agreement No. 36064 for National Fuel Gas Supply Corp., predecessor in interest to National Fuel Gas Distribution Corp., effective November 1, 1989, as it may have been amended, providing for a bundled sales, transportation and storage service under the CDS Rate Schedule.

The terms of Service Agreement No. 38036 shall become effective as of the effective date hereof, however, the parties agree that neither the execution nor the performance of Service Agreement 38036 shall prejudice any recoupment or other rights that Buyer may have under or with respect to the above-referenced Service Agreements.

NATIONAL FUEL GAS DISTRIBUTION      COLUMBIA GAS TRANSMISSION
    CORP.                               CORPORATION



By:  /s/P. C. Ackerman              By:  /s/George E. Shriner
Title: Executive Vice President     Title:  Dir T&E


<PAGE 3>
                                    Revision No.
                                    Control No. 1993-09-05-0082

              Appendix A to Service Agreement No. 38036
                       Under Rate Schedule SST
        Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
           and (Buyer) NATIONAL FUEL GAS DISTRIBUTION CORP


     October through March Transportation Demand  18,417 Dth/day

     April through September Transportation Demand 9,208 Dth/day


                        Primary Receipt Points





Scheduling                 Scheduling                 Maximum Daily
Point No.                  Point Name               Quantity (Dth/day)


STOW                       STORAGE WITHDRAWALS             18,417


<PAGE 4>
                                    Revision No.
                                    Control No. 1993-09-05-0082

              Appendix A to Service Agreement No. 38036
                       Under Rate Schedule SST
        Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
           and (Buyer) NATIONAL FUEL GAS DISTRIBUTION CORP


                        Primary Receipt Points


                                     F
                                     O
                                     O
                                     T
Maximum S1/
                                     N
Delivery
                                     O              Maximum Daily
Pressure
Scheduling  Scheduling   Measuring   T  Measuring   Delivery Obligation
Obligation
Point No.   Point Name   Point No.   E  Point Name  (Dth/Day)            (PSIG)


L1          ELLWOOD CITY   600065        ELLWOOD CITY    26,165             700
L2          WARREN         617733        WARREN               0             400
L3          WATERFORD      620549        WATERFORD            0             500
L4          EAST FORK/
              EMPORIUM     632291    01  FIRST FORK           0             500
L5          SMETHPORT      630202        SMETHPORT        1,625             100
L7          NFS-MAINLINE
              TAPS         606000        MAINLINE TAPS       34


<PAGE 5>
                                     Revision No.
                                     Control No. 1993-09-05-0082

              Appendix A to Service Agreement No. 38036
                       Under Rate Schedule SST
        Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
           and (Buyer) NATIONAL FUEL GAS DISTRIBUTION CORP



S1   /      IF A MAXIMUM PRESSURE IS NOT SPECIFICALLY STATED, THEN
            SELLER'S OBLIGATION SHALL BE AS STATED IN SECTION 13
            (DELIVERY PRESSURE) OF THE GENERAL TERMS AND CONDITIONS.

FN01 / NATIONAL FUEL GAS SUPPLY CORPORATION OWNS, OPERATES AND MAINTAINS THIS MEASURING STATION.

GFNT / UNLESS STATION SPECIFIC MDDOS ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER, SELLER'S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN SELLER AND BUYER, AT THE STATIONS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH STATION. ANY STATION SPECIFIC MDDOS IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER SHALL BE ADDITIVE TO THE INDIVIDUAL STATION MDDOS SET FORTH ABOVE. THE MARKET AREA IN WHICH EACH STATION IS LOCATED IS POSTED ON SELLER'S EBB AND INCORPORATED HEREIN BY REFERENCE.

            DELIVERIES AT STATIONS IN MARKET AREA 36, OLEAN, ARE CONTINGENT UPON BUYER OBTAINING GAS SUPPLIES AND ARRANGING FOR DELIVERY OF SUCH GAS SUPPLIES TO THIS MARKET AREA. SELLER'S OBLIGATION TO DELIVER GAS ON ANY DAY SHALL BE LIMITED TO THE QUANTITIES ACTUALLY RECEIVED FOR BUYER'S ACCOUNT TO THIS MARKET AREA.


<PAGE 6>
                                     Revision No.
                                     Control No. 1993-09-05-0082

              Appendix A to Service Agreement No. 38036
                       Under Rate Schedule SST
        Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
           and (Buyer) NATIONAL FUEL GAS DISTRIBUTION CORP



The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Seller's Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.


Service changes pursuant to this Appendix A shall become effective as of November 1, 1993. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.


NATIONAL FUEL GAS DISTRIBUTION CORP


By:  /s/P. C. Ackerman

Its Executive Vice President

Date 11-1-93


COLUMBIA GAS TRANSMISSION CORPORATION

By:  /s/George E. Shriner

Its Dir T&E

Date 2-13-94